Exhibit 10.1


                                 SERVICING AGREEMENT

     This Servicing Agreement (this "Agreement"), effective as of
_________________, 1998, is entered into by and between _______________
________________, a ____________ corporation (the "Servicer"), and Tamarack Lenders Corporation, a Texas corporation ("Buyer").

                                 BACKGROUND STATEMENT

     This Agreement shall govern the collection and servicing responsibilities with respect to any and all of the Receivables purchased by Buyer from Servicer pursuant to that certain Transfer Agreement (herein so called) by and between Buyer and Servicer of even date herewith.

                                STATEMENT OF AGREEMENT

        In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Servicer agree as follows:

     1.   APPOINTMENT OF AND ACCEPTANCE BY THE SERVICER OF SERVICING
OBLIGATIONS.

          (a) The Servicer, on behalf of Buyer, shall during the term of this Agreement manage, administer and collect each of the Receivables (as defined in the Transfer Agreement), shall exercise discretionary powers involved in such management, administration and collection, and shall bear all costs and expenses incurred in connection therewith that may be necessary or advisable in carrying out this Agreement. In the management, administration and collection of the Receivables, the Servicer shall use at least the same care and apply the same policies that it would exercise if it owned the Receivables.

          (b) The Servicer shall have full power and authority to do those things in connection with such servicing, administration and collection activities which it may deem necessary or desirable in order to maximize receipts collected from Obligors or foreclosure and sale of Financed Vehicles underlying the Receivables subject to the provisions hereof. The Servicer is not authorized or empowered to execute and deliver, on behalf of Buyer, instruments of satisfaction or cancellation, or of partial or full release or discharge, or other comparable instruments, in order to evidence payments received with respect to the Receivables or, after the delinquency of any Receivables and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables, or commence any legal action against an Obligor in the name of Buyer without the prior written consent of the Buyer. Buyer shall, at its discretion, furnish the Servicer with powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     2. TERM. This Agreement shall commence as of the date first written above and shall continue until terminated upon 30 days written notice by either party to the other.

     3. COMPENSATION. The Servicer shall be reimbursed by Buyer with respect to each Receivable only upon satisfaction in full of the particular obligor's obligations with respect to such Receivable. Upon such satisfaction in full, the Servicer shall be entitled to a Servicing Fee equal to 5% of the amount paid by the Buyer under the Transfer Agreement for such Receivable.

     4. REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer represents and warrants to Buyer as follows:

          (a) ORGANIZATION AND GOOD STANDING. Servicer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently contemplated, and to execute, deliver and perform its obligations under this Agreement.

          (b) DUE QUALIFICATION. The Servicer is duly qualified and has registered as a foreign corporation in each state where such qualification is required in order to perform its obligations pursuant to this Agreement and has obtained all necessary licenses, approvals or consents as are required under applicable law to perform its duties hereunder.

          (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

          (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect which affect the enforcement of creditors' rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e) NO VIOLATION. The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any requirement of law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other installment to which the Servicer is a party or by which it is bound.

     5. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to Servicer as follows:

          (a) ORGANIZATION AND GOOD STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Texas, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently contemplated, and to execute, deliver and perform its obligations under this Agreement.

          (b)  DUE QUALIFICATION.   The Buyer is duly qualified and has
registered as a foreign corporation in each state where such qualification is required in order to perform its obligations pursuant to this Agreement and has obtained all necessary licenses, approvals or consents as are required under applicable law to perform its duties hereunder.

          (c)  DUE AUTHORIZATION.   The execution, delivery and performance of
this Agreement has been duly authorized by the Buyer by all necessary corporate action on the part of the Buyer.

          (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect which affect the enforcement of creditors' rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e)  NO VIOLATION.   The execution and delivery of this Agreement by
the Buyer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Buyer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any requirement of law applicable to the Buyer or any indenture, contract, agreement, mortgage, deed of trust or other installment to which the Buyer is a party or by which it is bound.

     6. COVENANTS. The Servicer further warrants to and covenants with Buyer as follows:

          (a)  LOCK-BOX ACCOUNT.   From and after the date hereof until such
time as this Agreement terminates, Servicer shall remit all collections and payments directly to a Lock-Box Account (herein so called) in the name of the
Buyer.   Servicer agrees that all cash, checks, notes, drafts or other items which it receives attributable to the Receivables, including proceeds from resale of repossessed Financed Vehicles and recoveries on insurance claims, shall be deposited in the Lock-Box Account within two business days of receipt.

          (b) OPERATIONS. The Servicer shall collect payments from the Receivables in an orderly and efficient manner consistent with good business practices and in accordance with all applicable federal, state and local laws and regulations.

          (c)  RECORDS.   So long as Buyer has not given notice of termination
pursuant to Section 2, the Servicer shall, (i) keep such accounts and other records as will enable Buyer to determine the status of the Receivables; (ii) keep such books and records at its offices identified in Section 14 herein; and
(iii) permit Buyer and its representatives at any time to inspect, audit, check and make abstracts from Servicer's accounts, records, correspondence and other papers pertaining to the Receivables. Servicer shall maintain, or cause to be maintained, its respective records with respect to the Receivables in a manner such that the Servicer can produce a computer file containing a listing (by Obligor) of all Receivables, together with the account balance of such accounts and the payment history related thereto.

          (d)  CONTINUATION STATEMENTS.   If Buyer so requests, the Servicer
shall execute and file documents which shall create a first priority security interest in favor of Buyer in Financed Vehicles, including registration of the Certificates of Title in the name of Buyer, and/or any other documents requested by Buyer or which may be required by law to preserve and protect the interest of Buyer in and to the Receivables.

          (e)  PRINCIPAL EXECUTIVE OFFICE.   The Servicer shall not, without
providing 30 days' notice to Buyer, and without filing such amendments to any previously filed financing statements as Buyer may require, (i) change the county where its principal executive office, or the office where the records relating to the Receivables are kept, is located, or (ii) change its name, identity or corporate structure in any manner which would, could or might make any financing statement or continuation statement filed by Buyer or the Servicer or any provision hereof seriously misleading within the meaning of Section 9-402(g) of any applicable enactment of the Texas Uniform Commercial Code.

          (f)  NO IMPAIRMENT.   The Servicer will duly fulfill all obligations
on its part to be fulfilled under or in connection with each Receivable and will do nothing to materially impair the rights of Buyer in the Receivables.

          (g) COMPLIANCE WITH LAW. The Servicer will comply in all material respects with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Receivables or any part thereof. The Servicer will comply, in all material respects, with any obligation of a holder of a Receivable to the Obligor thereof arising under such Receivable or under applicable law.

          (h)  SECURITY INTEREST.   Except for the transfers of Receivables to
the Buyer under the Transfer Agreement, the Servicer will not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any lien on any Receivables, or the books or records relating to any Receivables, or any interest therein; the Servicer shall immediately notify Buyer of the existence of any lien on any Receivables; the Servicer shall defend the right, title and interest of Buyer in, to and under the Receivables, whether now existing or hereafter transferred to Buyer, against all claims of third parties claiming through or under the Servicer.

     7.   MAINTENANCE OF INTERNAL CONTROL AND PROCEDURES.   Servicer shall, at
all times during the term of this Agreement, follow internal control procedures consistent with loan servicing industry standards and, at the request of Buyer, will supply same in written form for review purposes.

     8. COMPUTER. Servicer shall, at all times during the term of this Agreement, utilize in the operation of its business the industry standard computer software and contract information maintenance system.

     9. SERVICER EVENTS OF DEFAULT. The occurrence and continuation of any one of the following events shall be a "Servicer Event of Default" under this
Agreement:

          (a) Failure on the part of the Servicer to remit collections on the Receivables to the Lock-Box Account when due in accordance with Section 6(a) and continuance of such failure for ten business days. For purposes of this Agreement, "business day" shall mean any day other than a Saturday, Sunday or legal holiday; or

          (b) An involuntary case is commenced or filed against the Servicer under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property, or for the winding up of the affairs of, liquidation, dissolution, or reorganization of the Servicer and the continuance of such case or filing unstayed for a period of 30 consecutive days; or

          (c) An order for relief shall be entered in a case under title 11 of the United States Code in which the Servicer is a debtor, or the commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors.

          (d) Failure by Servicer to service and collect amounts due from Obligors under Receivables in accordance with normal business practices and the continuance of such failure for 30 days after written notice by Buyer of such failure.

     10. REMEDIES. If a Servicer Event of Default shall have occurred and be continuing, Buyer may, by notice given in writing to the Servicer, immediately terminate all of the rights and obligations of the Servicer under this Agreement. Notwithstanding any termination of the rights and obligations of the Servicer, the Servicer shall remain responsible for any acts or omissions to act by it as Servicer prior to such termination. In the event of such termination:

          (a) Buyer is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of a transfer of servicing rights to a successor servicer;

          (b) The Servicer agrees to cooperate with Buyer and any successor servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such successor servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all collections which shall on the date of transfer be held by the Servicer for deposit or which shall thereafter be received with respect to the Receivables; and

          (c) The Servicer shall promptly transfer its records relating to the Receivables to a successor servicer in such form as such successor servicer may reasonably request and shall promptly transfer to such successor servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the successor servicer shall reasonably request. To the extent that compliance with this Section shall require the Servicer to disclose to such successor servicer information of any kind which the Servicer reasonably deems to be confidential, such successor servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

     11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns. The Servicer may contract with others for the performance of any or all of its obligations arising hereunder but no such contract shall relieve Servicer from liability for its performance hereunder.

     12. BUYER EVENT OF DEFAULT; SERVICER'S REMEDIES. In the event that Buyer should fail to pay any fees or compensation due under this Agreement, within ten business days of the date they are due or are submitted for payment, whichever is less, or shall fail to perform any of its duties or to observe or perform any other term, covenant, condition or agreement provided within this Agreement, said failure shall constitute an event of default by the Buyer. In the event of such default, Servicer shall have the option of immediately terminating this Agreement by written notice to Buyer in addition to all remedies available in equity or law.

     13. MODIFICATIONS AND WAIVERS. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. No waiver shall be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

     14. NOTICE. Except as otherwise specifically provided herein, any notice hereunder shall be in writing (including telecopy communication) and, if mailed, shall be deemed to be given when sent by registered or certified mail, postage prepaid or if telecopied when transmitted, or otherwise when delivered in person to the addressee and a receipt given therefor, in all such instances addressed to the respective parties as follows:

        To Servicer:  As provided on signature page

        To Buyer:     Tamarack Lenders Corporation
                      801 East Campbell Road, Suite 310
                      Richardson, Texas  75018
                      Attn:  Garry Isaacs, President

or at such other address as the addressee may, by written notice received by the other party hereto, designate as the appropriate address for purposes of notice hereunder.

     15. AMENDMENT. This Agreement may be amended, supplemented or modified only with the written consent of each of the parties hereto.

     16. CHOICE OF LAW. THIS AGREEMENT AND THE VALIDITY AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS.

     17. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     18. ENTIRE AGREEMENT. This instrument embodies the entire agreement between the parties relating to the subject matter hereof and supersedes all prior agreement and understandings, if any, relating to the subject matter hereof.

     19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which for all purposes is to be deemed an original.

     20. SURVIVAL. All covenants, agreements, undertakings, indemnities, representations and warranties made herein shall survive both the execution and the termination hereof and shall not be affected by any investigation made by any party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

                                   BUYER:

                                   TAMARACK LENDERS CORPORATION



                                   By:
                                       ----------------------------------
                                             Garry P. Isaacs
                                             President

                                   SERVICER:

                                   --------------------------------------



                                   By:
                                       ----------------------------------
                                       Name:
                                             ----------------------------
                                       Title:
                                             ----------------------------
                                       Address
                                              ---------------------------

                                            ---------------------------
                                       Attention:
                                                  -----------------------